UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 12, 2004
(Date of earliest event reported)

                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-108551                75-2533468
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

201 North Tryon Street, Charlotte, North Carolina                      28255
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     Address of principal executive offices                          (Zip Code)

Registrant's telephone number, including area code (704) 386-2400


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            On August 12, 2004, Asset Backed Funding Corporation (the "Corporation"), sold C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB5, Class A-V1, Class A-V2, Class A-V3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 (the "Offered Certificates"), having an aggregate original principal balance of $434,142,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Agreement"), among the Corporation, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and JPMorgan Chase Bank, as trustee, a copy of which is filed as an exhibit hereto. C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB5, Class N, Class X, Class R and Class R-A (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 96.91% undivided interest in a trust (the "Trust"), consisting primarily of conventional fixed-rate mortgage loans and adjustable-rate mortgage loans, secured by mortgages creating first and second liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
                                    Description
                                    -----------

(EX-4) Pooling and Servicing Agreement, dated as of July 1, 2004, among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and JPMorgan Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED FUNDING CORPORATION

August 12, 2004

                                        By:    /s/ Juanita L. Deane-Warner
                                               ---------------------------------
                                        Name:  Juanita L. Deane-Warner
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of July 1, 2004, among
                        Asset Backed Funding Corporation,
                        Credit-Based Asset Servicing and
                        Securitization LLC, Litton Loan
                        Servicing LP and JPMorgan Chase
                        Bank.